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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 20, 1998


                              ROSELAND OIL & GAS, INC.
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             (Exact name of registrant as specified in its charter)



           Oklahoma                  0-9355                   87-0352095
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)


1720 Northwest Highway, Suite 320, Garland, Texas                75041
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  (Address of principal executive offices)                     (Zip Code)




      Registrant's telephone number, including area code  (972) 686-0369
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         (Former name or former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective August 20, 1998, the Board of Directors of the Company approved the engagement of Hoffman McBryde & Co. P.C. ("Hoffman") as the Company's independent auditors for the fiscal year ending June 30, 1998 to replace the firm of William Matthews ("Matthews") who declined to stand for re-election, effective the same date.

     The reports of Matthews on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 1996 and June 30, 1997, and in the subsequent interim period, there were no disagreements with Matthews on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Matthews would have caused Matthews to make reference to the matter in their reports. In addition, during the aforementioned fiscal years and the interim period during which Matthews served the Company preceding its declination to stand for re-election, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Securities Exchange Act of 1934.

     Matthews has not advised the Company during the two most recent fiscal years and in the subsequent interim period that: (i) the internal controls necessary for the Company to develop reliable financial statements do not exist;
(ii) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audits, or (iv) information has come to their attention that they have concluded will, or that if further investigated might, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

     No consultations occurred between the Company and Hoffman during the two fiscal years and any interim period preceding the appointment of Hoffman regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Registrant has authorized Matthews to respond to all inquiries of Hoffman.

     Filed as an Exhibit to this Form 8-K is a letter from Matthews stating that Matthews agrees with the disclosures made herein.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements

          None

     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits

          16.1 Letter regarding change in Registrant's certifying accountant from William Matthews.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Roseland Oil & Gas, Inc.
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                                                (Registrant)


Date October 9, 1998                     /s/ Calvin A. Wallen III
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                                         Calvin A. Wallen III
                                         President & Chief Executive Officer